SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        November 12, 2003
                                                ----------------------------


                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




          Delaware                         1-7598                 94-2359345
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(State or Other Jurisdiction         (Commission File           (IRS Employer
    of Incorporation)                    Number)             Identification No.)


3100 Hansen Way, Palo Alto, CA                          94304-1030
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code       (650) 493-4000
                                                   -------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On November 12, 2003, Varian Medical Systems, Inc. issued a press release regarding its Board of Directors authorizing the repurchase of another three million shares of its common stock. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             ---------

                  99.1 Press Release dated November 12, 2003 regarding Varian Medical Systems, Inc.'s Board of Directors authorizing the repurchase of another three million shares of its common stock.




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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Varian Medical Systems, Inc.


                             By:  /s/ JOSEPH B. PHAIR
                                ---------------------
                             Name:     Joseph B. Phair
                             Title: Vice President, Administration, General Counsel and Secretary



Dated:  November 13, 2003




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





                                  EXHIBIT INDEX



Number                      Exhibit
------                      -------

 99.1 Press Release dated November 12, 2003 regarding Varian Medical Systems, Inc.'s Board of Directors authorizing the repurchase of another three million shares of its common stock.